Exhibit 99.1

KPMG LLP	Tel +44 (0) 113 231 3000
1 Sovereign Square	Fax +44 (0) 113 231 3200
Sovereign Street	helena.lyons@kpmg.co.uk
Leeds LS1 4DA	Mobile +44 7825 245 259
United Kingdom

Private & confidential

Thunder Logistics 2024-1 Designated Activity Company

3rd Floor Fleming Court, Fleming’s Place

Dublin, D04 N4X9

Ireland

Goldman Sachs Bank Europe SE

Taunusanlage 9-10 (Marienturm)

60329 Frankfurt am Main

Germany

Goldman Sachs International

Plumtree Court

25 Shoe Lane

London EC4A 4AU

United Kingdom

Société Générale (London Branch)

One Bank Street

London E14 4SG

United Kingdom

Societe Generale S.A.

29 Boulevard Haussmann

75009 Paris

France

	Your ref Our ref Contact	Thunder HL/GP/CC1474 Helena Lyons +44 7825 245 259
3 October 2024

Dear All

Engagement to perform agreed-upon procedures in relation to a portfolio of leases for logistics assets across Europe proposed to be the subject of a securitisation

In accordance with the terms of our engagement letter dated 2 October 2024 (the “Engagement Letter”), we have performed certain agreed-upon procedures in relation to the portfolio of leases for logistics assets across Europe referred to above proposed to be the subject of a securitisation (the “Securitisation”). This letter reports on our performance of those agreed-upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

KPMG LLP, a UK limited liability partnership and a member firm of the KPMG global organisation of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to

‘Regulatory information' under ‘About’ at www.kpmg.com/uk

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for logistics assets across Europe proposed to be the subject of a securitisation
3 October 2024

This Data AUP Letter is addressed to the directors of Thunder Logistics 2024-1 Designated Activity Company (the “Issuer”), The Goldman Sachs Bank Europe SE, Societe Generale S.A. (together, the “Loan Sellers”) Goldman Sachs International and Societe Generale (London Branch) (together, the “Arrangers”) and collectively all addressees of this Data AUP Letter are referred to as the “Data AUP Letter Recipients”.

The procedures that we will perform are solely for the purpose of assisting you in determining the accuracy of data that you are preparing in connection with the Securitisation and so may not be suitable for any other purpose. We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

Responsibilities of the Data AUP Letter Recipients

It is the responsibility of the Data AUP Letter Recipients to determine the sufficiency of these procedures agreed with them for their own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purposes for which this report has been requested or for any other purpose.

The Data AUP Letter Recipients have acknowledged that the agreed-upon procedures are appropriate for the purpose of the engagement. The Loan Sellers are responsible for the subject matter on which the agreed-upon procedures are performed.

Our Responsibilities

Our engagement was undertaken in accordance with International Standard on Related Services 4400 (Revised), Agreed-Upon Procedures Engagements issued by the International Auditing and Assurance Standards Board. An agreed-upon procedures engagement involves our performing the procedures that have been agreed with the Data AUP Letter Recipients, and reporting the factual findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

This agreed-upon procedures engagement is not an assurance engagement. Accordingly, we do not express an opinion or an assurance conclusion.

Had we performed additional procedures, other matters might have come to our attention that would have been reported.

Professional Ethics and Quality Control

We have complied with the ethical requirements in the ICAEW Code of Ethics issued by the Institute of Chartered Accountants in England and Wales. For the purpose of this

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for logistics assets across Europe proposed to be the subject of a securitisation
3 October 2024

engagement, there are no independence requirements with which we are obliged to comply.

We apply International Standard on Quality Control (UK) 1 Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements. Accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements and professional standards as well as applicable legal and regulatory requirements.

Procedures and Findings

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”).

A data file containing details of a portfolio of leases entitled “Thunder (ROE) - Lender datapack Updated v6 (Incl. CBRE MV ERV).xlsx” was made available to us by the Loan Sellers on 26 September 2024 (the “Extraction File”). Our work was based on this Extraction File. The Extraction File contained information on 40 tenants as at 31 May 2024 (the “Portfolio Date”). Out of the 40 tenants, 10 were ‘Vacant’.

Limited agreed upon procedures were carried out as set out in the scope of services (the “Scope of Services”) attached as Appendix A in connection with the leases contained in the Extraction File, except for any items labelled as ‘Vacant’.

The Data AUP Recipients have subsequently provided to us or obtained source documentation via Logicor Europe (“Logicor”) and Blackstone Real Estate Partners (“Blackstone”) relating to the leases in the Portfolio.

The procedures were performed on the Extraction File and the source documentation (the “Sources”) provided to us by the Loan Sellers and/or Logicor/Blackstone. We have not verified or evaluated such Sources and therefore we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the Sources, or as to whether any of the Sources omit any material facts. Furthermore, we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the disclosures in the Extraction File, or any legal matters relating to the Portfolio or the physical existence of the logistics assets.

The procedures performed did not address, without limitation:  (i) the conformity of the origination of the Portfolio to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of any collateral securing the Portfolio, (iii) the compliance of the originator of the Portfolio with applicable laws and regulations, or (iv) any other factor or characteristic of the Portfolio that would be material

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for logistics assets across Europe proposed to be the subject of a securitisation
3 October 2024

to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

Findings

There were no findings from the agreed-upon procedures that are set out in Appendix A.

No procedures were performed over the ‘Vacant’ labelled Assets with Demise ID 00006466, 00006468, 00006414, 00006562, 00007249, 00006566, 00006746, 00008034, 00008035 and 00006627.

General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter. This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for logistics assets across Europe proposed to be the subject of a securitisation
3 October 2024

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed-upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

/s/ KPMG LLP

KPMG LLP

Attached

Appendix A Scope of the Services

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for logistics assets across Europe proposed to be the subject of a securitisation
3 October 2024

Appendix A: Scope of the Services

This Appendix sets out the procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform.

Provision of a data file

The Data AUP Letter Recipients have informed us that the Loan Sellers will provide a data file to us containing a list of leases for logistics assets across Europe proposed to be the subject of a securitisation (the “Portfolio”) as at a date to be determined by the Data AUP Letter Recipients (the “Portfolio Date”).

The Loan Sellers will also provide source documentation to us that the Data AUP Letter Recipients wish us to use for the purposes of the agreed-upon procedures.

Where assets within the Extraction File were determined to be ‘Vacant’ as at the Portfolio Date, we have not performed our procedures over these items.

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File are set out in the table below.

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
1	Tenant Name	Lease

For each item check if the data attribute per the Extraction File matches the source.

We were instructed by the Loan Sellers that where Tenant Name was populated in the Extraction File with the name of the Managers/representatives of the Tenants to check against this name in the source.

				Lease Agreement/ Rental Invoice	Differences attributable to spelling mistakes or contractions are to be treated as matching the source

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for logistics assets across Europe proposed to be the subject of a securitisation
3 October 2024

2	Asset Name	Lease	For each item check if the data attribute per the Extraction File matches the source.	Lease Agreement/ Rental invoice	None
3	Location	Lease

For each item check if the data attribute per the Extraction File matches the source.

We were instructed by the Loan Sellers that for German region, to check whether the Address in the Source is in the correct federal state.

				Lease Agreement/ Rental Invoice	None
4	Total Area	Lease	For each item check if the data attribute per the Extraction File matches the source.	Lease Agreement/ Rental Invoice	+/- 1%
5	Start Date	Lease	For each item check if the data attribute per the Extraction File matches the source	Lease Agreement/ Rental Invoice	+/-1 day
6	Break date	Lease	For each item check if the data attribute per the Extraction File matches the source	Lease Agreement/ Rental Invoice	+/-1 day
7	Expiry Date	Lease	For each item check if the data attribute per the Extraction File matches the source	Lease Agreement/ Rental Invoice	+/-1 day
8	Extension Options	Lease	For each item in the Sample check if the data attribute per the Extraction File matches the source	Lease Agreement/ Rental Invoice	None
9	Rent/SQM	Lease

For each item check if the data attribute per the Extraction File is equal to the Headline Rent divided by the Total Area

We were instructed by the Loan Sellers that where the Total Area was 1, this procedure was not applicable.

				Lease Agreement/ Rental Invoice/Calculation	+/- 1%
10	Rent Free Dates	Lease	For each item check if the data attribute per the Extraction File matches the source	Lease Agreement/ Rental Invoice	None

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for logistics assets across Europe proposed to be the subject of a securitisation
3 October 2024

11	Headline Rent	Lease	For each item check if the data attribute per the Extraction File matches the source	Lease Agreement/ Rental Invoice	+/-1%

Where a procedure specifies agreement to specific documentation, and the Loan Sellers and/or Logicor/Blackstone have provided as part of the source documentation written evidence of amendments or additions to an original document or documents, the instruction of the Loan Sellers to us is to conduct the relevant procedure on the basis of the information contained in the amendments or additions to the original documentation and not the information contained in the original documentation.

In comparing data attributes between the Extraction File and the specified source documentation and classing a difference as an error, you have specified that the tolerance levels, if any, set out above will apply.

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